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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 7, 1997
                Date of Report (Date of earliest event reported)


                                 CKS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                          0-27090                          77-0385435
(State or other jurisdiction of      (Commission File Number)              (I.R.S. Employer
       incorporation)                                                     Identification No.)


                               10441 Bandley Drive
                           Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 366-5100
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS.

        Attached as exhibits hereto are press releases issued by CKS Group, Inc. (the Registrant") on November 7, 1997 and November 20, 1997.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               The following financial statements and exhibits are filed as part of this report.

        (a)    Financial statements of business acquired:

               Not applicable.

        (b)    Pro forma financial information:

               Not applicable.

        (c)    Exhibits in accordance with Item 601 of Regulation S-K:

               99.1   Press Release dated November 7, 1997.
               99.2   Press Release dated November 20, 1997.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CKS GROUP, INC.


Dated:  November 23, 1997             By:/s/ Robert T. Clarkson
                                         -------------------------------
                                         Robert T. Clarkson
                                         Executive Vice President and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
-----------
99.1           Press Release dated November 7, 1997
99.2           Press Release dated November 20, 1997


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